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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                             FORM 8-K
                          CURRENT REPORT



                  Pursuant to Section 13 or 15 (d)
               of the Securities Exchange Act of 1934



                        December 15, 1997
                          Date of Report
                 (Date of Earliest Event Reported)




                       FCS LABORATORIES, INC.
        (Exact name of Registrant as specified in its charter)


                       Commission File Number
                              0-13154



       Arizona                                  95-2568559
(State of Incorporation)                 (I.R.S. Employer ID No.)



2330 So. Industrial Park Avenue, Tempe, Arizona         85282
   (Address of principal executive offices)          (Zip Code)



                           (602) 966-7248
        (Registrant's telephone number, including area code)

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ITEM 6 - RESIGNATION OF DIRECTOR

1. Mr. Edgar J. Huffman has resigned as a member of the Board of Directors (see attached). This resignation was received by the Company December 15, 1997.

2.  Response of the Company

FCS Laboratories, Inc. is a financial holding company. It has no sales of its own, no payroll, no significant banking relationships beyond deposit accounts, and no directly owned assets beyond shares in subsidiaries. It has investment interests in human health care companies and animal health care companies, domestic and foreign.

In this context, any material decisions to directly or indirectly sell or spin-out its interest in, or acquire an interest in, any line of business, and/or to invest further funds in any line of business are submitted to its Board of Directors. This is also the case with regard to proposals to subcontract one or more operational functions.

The Board meetings are run by Roberts Rules of Order. Proposals are put before the Board by management with its recommendation for approval. These proposals are subject to amendment in the normal course.

All appropriate material proposed actions have been put before the Board and, in recent years, all except one have been unanimously approved. The one exception was approved by a vote of 4-0 with one director absenting himself from the actual vote after participating in the discussion. This resolution was not related to the recent spin-out by the Company of its animal health unit.

The Board of Directors of the Company does not micro-manage the day-to-day operations of its subsidiaries. It has never done so, nor would it be appropriate for it to do so.

In these contexts, management and the other four members of the Board of Directors of the Company do not understand Mr. Huffman's comments in his resignation letter.










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                           Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, authorized officer.





Date: December 22, 1997               FCS LABORATORIES, INC.



                                      /s/ Nicholas A. Gallo, III
                                      __________________________
                                      Nicholas A. Gallo, III
                                      Chairman, member of the
                                      Board of Directors
                                      and President
































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This 8-K  was initially a paper filing and the attachment
included in that filing was a copy of the handwritten note from Mr. Huffman. So that this may be filed electronically on the EDGAR system, that note has been transcribed below.




             ------------------------------------






Nick Gallo                                  12-12-97
President & Chairman FCS Laboratories

As of 12-12-97 I resign my position as director of FCS Labs, and renounce any and all affiliations with FCS, IRI etc. I can no longer accept decisions being made without board approval which affect my liability as a director.

The best of luck

                                        Edgar Huffman

























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